495 P-1

                         SUPPLEMENT DATED JULY 31, 2007
                   TO THE PROSPECTUS DATED DECEMBER 1, 2006
                                       OF
                        FRANKLIN GLOBAL REAL ESTATE FUND
                              FRANKLIN GLOBAL TRUST

The prospectus is amended as follows:

I. The portfolio manager line-up in the "Management" section on page 13 is replaced with the following:

   The Fund is managed by the following dedicated professional focused on investments in the global real estate securities market:

   JACK FOSTER, SENIOR VICE PRESIDENT OF FT INSTITUTIONAL Mr. Foster has been a manager of the Fund since its inception. He has primary responsibility for the investments of the Fund. Mr. Foster has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1987.

   The Fund's SAI provides additional information about the portfolio manager's compensation, other accounts that he manages and his ownership of Fund shares.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.